UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2003

Commission File Number: 001-12739

AESP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida (State or Other Jurisdiction of Incorporation)	59-2327381 (I.R.S. Employer Identification No.)

1810 N.E. 144th Street
North Miami, Florida 33181
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (305) 944-7710

Item 5. Other Events and Required FD Disclosure.

     On December 2, 2003, AESP, Inc. issued a press release announcing that the company has regained compliance with the NASDAQ SmallCap Market continued listing maintenance standards. A copy of the press release is attached as Exhibit 99.1.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 2, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 2nd day of December, 2003.

AESP, INC.

/s/ John F. Wilkens

John F. Wilkens, Chief Financial Officer